Exhibit 10.3

August 22, 2011

Chris A. Raanes

Re: AMENDMENT TO EMPLOYMENT TERMS

Dear Chris,

Accuray Incorporated (the “Company”) is pleased to offer you the title of Executive Vice President, Chief Operating Officer. Your new title shall be effective as of July 25, 2011. This document memorializes the Amendment to the employment agreement entered into between you and the Company dated January 1, 2011 (“Employment Agreement”).  All other terms of your employment shall remain unchanged, and no other modifications to the terms of your employment as set forth in the Employment Agreement may be made unless in a written amendment signed by both you and the CEO or General Counsel of the Company.

Sincerely,

ACCURAY INCORPORATED,
a Delaware Corporation

		By:	/s/ Euan Thomson, Ph.D.
		Name:	Euan Thomson, Ph.D.
		Title:	President & Chief Executive Officer

		By:	/s/ Darren J. Milliken
		Name:	Darren J. Milliken
		Title:	Senior Vice President, General Counsel

Accepted and Agreed,

By:	/s/ Chris Raanes
Chris Raanes